SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 12, 2009

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other Juris diction of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

Sturlugata 8, IS-101 Reykjavik, Iceland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01               Other Events

deCODE genetics, Inc. (“deCODE”) has selected July 30, 2009 as the date for its 2009 Annual Meeting of Stockholders (the “Meeting”).  Formal notice of the Meeting and the related proxy materials will be mailed on or about June 25, 2009.

In accordance with the requirements for advance notice provided in deCODE’s bylaws and Rule 14a-8 promulgated under the Securities Exchange Act of 1934, in the event a stockholder wishes to present a proposal for inclusion in deCODE’s proxy statement or form of proxy card relating to the Meeting or intends to propose a matter at the Meeting but does not wish to request that the matter be included in the proxy statement or form of proxy, the proposal must be delivered to the Secretary of deCODE at our offices located at Sturlugata 8, IS-101 Reykjavik, Iceland no later than the close of business on June 22, 2009.

If deCODE does not receive notice of a matter by that date, such notice will be considered untimely. deCODE’s proxy for the Meeting will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any matter of which deCODE does not receive timely notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

By:	/s/ KARI STEFANSSON
Kari Stefansson,
President, Chief Executive Officer

Dated:  June 12, 2009